  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 1994

                                                       REGISTRATION NO. 33-52665

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                               ----------------

                                   WABAN INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 33-0109661
   (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

                               ----------------

                                ONE MERCER ROAD
                          NATICK, MASSACHUSETTS 01760
                                 (508) 651-6500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 DALE N. GARTH
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                   WABAN INC.
                                ONE MERCER ROAD
                          NATICK, MASSACHUSETTS 01760
                                 (508) 651-6500
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:
        MARK G. BORDEN, ESQ.                      DENNIS J. BLOCK, ESQ.
            HALE AND DORR                        WEIL, GOTSHAL & MANGES
           60 STATE STREET                          767 FIFTH AVENUE
     BOSTON, MASSACHUSETTS 02109                NEW YORK, NEW YORK 10153
           (617) 526-6000                            (212) 310-8000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The fees and expenses incurred by the Company in connection with the offering are payable by the Company and, other than filing fees, are estimated as follows:


      Securities and Exchange Commission Registration Fee.............. $ 34,483
      National Association of Securities Dealers, Inc. Filing Fee......   10,500
      Rating Agency Fees...............................................   60,000
      Printing and Engraving Expenses..................................  110,000
      Legal Fees and Expenses..........................................  130,000
      Accounting Fees and Expenses.....................................   60,000
      Trustee Fees and Expenses........................................   20,000
      Blue Sky Fees and Expenses.......................................   15,000
      Miscellaneous....................................................   10,017
                                                                        --------
        Total.......................................................... $450,000
                                                                        ========


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law, as amended, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Section 145 further provides that a corporation similarly may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite an adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

  The Registrant has entered into indemnification agreements with each of its directors and officers indemnifying them against expenses, settlements, judgments and fines incurred in connection with any threatened, pending or completed action, suit, arbitration or proceeding, where the individual's involvement is by reason of the fact that such person is or was a director or officer or served at the Company's request as a director of another organization (except that indemnification is not provided against judgments and fines in a derivative suit unless permitted by Delaware law). An individual may not be indemnified if such person is found not to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, except to the extent Delaware law permits broader contractual indemnification. These indemnification agreements provide procedures, presumptions and remedies which substantially strengthen the indemnification rights beyond those provided by the Registrant's Restated Certificate of Incorporation (the "Certificate") and by Delaware law.

  The Registrant's Certificate provides that each person who was or is made a party to, or is involved in, any action, suit, proceeding or claim by reason of the fact that he or she is or was a director, officer or employee of the Registrant (or is or was serving at the request of the Registrant as a director, officer, trustee, employee or agent of any other enterprise including service with respect to employee benefit plans) shall be indemnified and held harmless by the Registrant, to the full extent permitted by Delaware law, as in effect from time to time, against all expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts to be paid in settlement incurred by such person in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim.

  The rights to indemnification and the payment of expenses provided by the Registrant's Certificate do not apply to any action, suit, proceeding or claim initiated by or on behalf of a person otherwise entitled to the benefit of such provisions. Any person seeking indemnification under the Registrant's Certificate shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. The Registrant's Certificate provides that the rights to indemnification and the payment of expenses provided thereby shall not be exclusive of any other right which any person may have or acquire under any statute, provision of the Registrant's Certificate or By-laws, or otherwise. Any repeal or modification of such indemnification provisions shall not adversely affect any right or protection of a director or officer with respect to any conduct of such director or officer occurring prior to such repeal or modification.

  Section 102(b) of the Delaware General Corporation Law, as amended, permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividend and unlawful stock purchase and redemption) or
(iv) for any transaction from which the director derived an improper personal benefit. The Registrant has provided in its Certificate that its directors shall be exculpated from liability as provided under Delaware Law.

ITEM 16. EXHIBITS.

  The exhibits listed in the Exhibit Index as filed as part of this Registration Statement.

   EXHIBIT
   NUMBER  DESCRIPTION
   ------- -----------
     1.1   Form of Underwriting Agreement
     4.1   Restated Certificate of Incorporation(1)
     4.2   Certificate of Designation(2)
     4.3   By-laws, as amended(3)
     4.4   Rights Agreement dated as of May 23, 1989 between the Company and
           First Chicago Trust Company of New York, formerly Morgan Shareholder
           Services Trust Company, as Rights Agent(1)
     4.5   Form of Indenture between the Company and the Trustee (including form of Note)
     4.6   Instruments with respect to other long-term debt of the Company and its consolidated subsidiaries are omitted pursuant to Item
           601(b)(4)(iii) of Regulation S-K since the total amount authorized under each such omitted instrument does not exceed 10 percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of any such instrument to the Securities and Exchange Commission upon request.

   EXHIBIT
   NUMBER  DESCRIPTION
   ------- -----------
     5.1   Opinion of Hale and Dorr
    12.1+  Calculation of Ratio of Earnings to Fixed Charges
    23.1+  Consent of Coopers & Lybrand
    23.2   Consent of Hale and Dorr (included in the opinion filed as Exhibit
           5.1).
    24.1+  Power of Attorney
    25.1+  Statement of Eligibility of Trustee (Form T-1)

- --------

 + Previously filed.
(1) Incorporated hereby by reference to the similarly-numbered Exhibit to the Company's Form 10, as amended, (#1-10259)(the "Form 10").
(2) Incorporated herein by reference to Exhibit 28.1 to the Company's Form 10.
(3) Incorporated herein by reference to Exhibit 3.2 of the Company's Annual Report on Form 10-K for the fiscal year ended January 27, 1990.

ITEM 17. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference to the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (c) The undersigned Registrant hereby undertakes that:

    (i) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

    (ii) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, Commonwealth of Massachusetts on the 22nd day of April, 1994.

                                          Waban Inc.


                                          By:    /s/ Herbert J Zarkin
                                              ---------------------------------
                                              HERBERT J ZARKIN President and
                                                  Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of April, 1994.

             SIGNATURES                         TITLE

       /s/ Sumner L. Feldberg*          Chairman of the Board
- -------------------------------------
         SUMNER L. FELDBERG


      /s/ Herbert J Zarkin              President, Chief
- -------------------------------------    Executive Officer and
          HERBERT J ZARKIN               Director (Principal
                                         Executive Officer)

       /s/ Dale N. Garth                Senior Vice President,
- -------------------------------------    Treasurer and Chief
            DALE N. GARTH                Financial Officer
                                         (Principal Financial
                                         Officer)

    /s/ Edward J. Weisberger            Vice President--Finance
- -------------------------------------    (Principal Accounting
        EDWARD J. WEISBERGER             Officer)

      /s/ S. James Coppersmith*         Director
- -------------------------------------
        S. JAMES COPPERSMITH

      /s/ Stanley H. Feldberg*          Director
- -------------------------------------
         STANLEY H. FELDBERG

         /s/ Allyn L. Levy*             Director
- -------------------------------------
            ALLYN L. LEVY

             SIGNATURES                         TITLE

        /s/ Arthur F. Loewy*            Director
- -------------------------------------
           ARTHUR F. LOEWY

       /s/ Thomas J. Shields*           Director
- -------------------------------------
          THOMAS J. SHIELDS

        /s/ Lorne R. Waxlax*            Director
- -------------------------------------
           LORNE R. WAXLAX

       /s/ Dale N. Garth
*By__________________________________
   DALE N. GARTH, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


   EXHIBIT
   NUMBER  DESCRIPTION                                                 PAGE NO.
   ------- -----------                                                 --------
     1.1   Form of Underwriting Agreement
     4.1   Restated Certificate of Incorporation(1)
     4.2   Certificate of Designation(2)
     4.3   By-laws, as amended(3)
     4.4   Rights Agreement dated as of May 23, 1989 between the
           Company and First Chicago Trust Company of New York,
           formerly Morgan Shareholder Services Trust Company, as
           Rights Agent(1)
     4.5   Form of Indenture between the Company and the Trustee
           (including form
           of Note)
     4.6   Instruments with respect to other long-term debt of the
           Company and its consolidated subsidiaries are omitted
           pursuant to Item 601(b)(4)(iii) of Regulation S-K since
           the total amount authorized under each such omitted
           instrument does not exceed 10 percent of the total assets
           of the Company and its subsidiaries on a consolidated
           basis. The Company hereby agrees to furnish a copy of any
           such instrument to the Securities and Exchange Commission
           upon request.
     5.1   Opinion of Hale and Dorr
    12.1+  Calculation of Ratio of Earnings to Fixed Charges
    23.1+  Consent of Coopers & Lybrand
    23.2   Consent of Hale and Dorr (included in the opinion filed
           as Exhibit 5.1).
    24.1+  Power of Attorney
    25.1+  Statement of Eligibility of Trustee (Form T-1)

- --------

 +  Previously filed.
(1) Incorporated hereby by reference to the similarly-numbered Exhibit to the Company's Form 10, as amended, (#1-10259)(the "Form 10").
(2) Incorporated herein by reference to Exhibit 28.1 to the Company's Form 10.
(3) Incorporated herein by reference to Exhibit 3.2 of the Company's Annual Report on Form 10-K for the fiscal year ended January 27, 1990.